Exhibit 10.1

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT
                       -----------------------------------

     This First Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is made this 14th day of July, 2006, by and among COMPUDYNE CORPORATION, a Nevada corporation ("CompuDyne"), COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC., a Virginia corporation (CompuDyne Safety"), NORMENT SECURITY GROUP, INC., a Delaware corporation ("Norment"), NORSHIELD CORPORATION, an Alabama corporation ("Norshield"), FIBER SENSYS, LLC, a Delaware limited liability company ("Fiber"), COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC, a Delaware limited liability company ("CompuDyne Integrated"), CORRLOGIC, LLC, a Delaware limited liability company ("CorrLogic"), XANALYS CORPORATION, a Delaware corporation ("Xanalys"), and SIGNAMI DCS, LLC, a Delaware limited liability company ("Signami") (CompuDyne, CompuDyne Safety, Norment, Norshield, Fiber, CompuDyne Integrated and CorrLogic, Xanalys and Signami, each a "Borrower", and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

     A. On December 19, 2005, Borrowers, Lenders and Agent entered into, inter alia, a certain Second Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced, or substituted from time to time, the "Loan Agreement"), to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

     B. The Borrowers have requested and the Agent and the Lenders have agreed to modify certain definitions, terms and conditions in the Loan Agreement.

     C. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

     NOW   THEREFORE,   with  the  foregoing   background   hereinafter   deemed
incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment to Loan Agreement. Upon the Effective Date, the Loan Agreement shall be amended as follows:

          (a)  A new  definition  of "CD Advance Rate" shall be added to Section
1.2 of the Loan Agreement as follows:

               "CD  Advance  Rate"  shall  have the  meaning  set  forth  in
Section 2.1(a)(y)(viii).

          (b) The definition of "Advances Rates" shall be deleted in its entirety and replaced as follows:

               "Advance  Rates"   shall  have  the   meaning  set  forth  in
Section 2.1(a)(y)(viii).

          (c) Section 2.1(a) of the Loan Agreement shall be deleted in its entirety, and replaced as follows:

               (a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement including Sections 2.1(b), 2.1(c) and 2.1(d), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit and (y) an amount equal to the sum of:

                    (i) up to 80%, subject to the provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                    (ii) up to the lesser of (A) 50%, subject to the provisions of Section 2.1(b) hereof, of the value of Eligible Inventory ("Inventory Advance Rate") and (B) $3,000,000 in the aggregate at any one time, plus

                    (iii) up to the lesser of (A) 50%, subject to the provisions of Sections 2.1(b) and 2.1(c) hereof, of the value of Costs in Excess of Billings ("Costs in Excess Advance Rate") and (B) $5,000,000 in the aggregate at any one time, plus

                    (iv) $1,487,500, which represents 70% of the FMV of Real Property; provided that, the amount set forth in this Section 2.1(a)(y)(iv) shall be reduced (but not below zero) by $12,395.83 on the first day of each month, commencing on February 1, 2006, plus

                    (v) subject to Section 2.1(d) hereof, the lesser of (a) $1,600,000 and (B) the value of the Borrowers' machinery and equipment as adjusted by the M&E Reset Value; provided, that the amount set forth in this Section 2.1(a)(y)(v) shall be reduced (but not below zero) by the Amortization Amount on the first day of each month and, commencing on the applicable Amortization Date., plus

                    (vi) 90%, subject to the provisions of Section 2.1(b) hereof, of the Current Value of Marketable Securities ("Marketable Securities Advance Rate"), plus

                    (vii) up to the lesser of (A) 80%, subject to the provisions of Section 2.1(b) hereof, of the value of Eligible Government Receivables ("Government Receivables Advance Rate") and (B) $1,000,000 in the aggregate at any one time, plusup to 100% of the value of cash and certificates of deposit pledged to Agent and Lenders, pursuant to documentation satisfactory to Agent in its sole and absolute discretion ("CD Advance Rate" and together with the Receivables Advance Rate, Inventory Advance Rate, the Costs in Excess Advance Rate, the Marketable Securities Advance Rate and the Government Receivables Advance Rate, collectively, the "Advance Rates"), minus

                    (ix) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, including without limitation, the Existing Letters of Credit, minus

                    (x) such reserves as Agent may reasonably deem proper and necessary in its Permitted Discretion from time to time.

     The amount derived from the sum of (x) Sections  2.1(a)(y)(i),  (ii) (iii),
     (iv), (v), (vi), (vii) and (viii) minus (y) Sections 2.1 (a)(y)(ix) and (x) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).

          (d) A new Section 2.1(d) shall be added to the Loan Agreement as follows:

               2.1(d) Recalculation of Machinery and Equipment Advance Amount. Commencing with July 1, 2006, on or after January 1 and July 1 of each year, Borrowers shall submit to Agent a schedule ("M&E Value Schedule") evidencing the value of Borrowers' machinery and equipment as of such date, and such schedule shall list for the prior six month period ending on each December 31 and June 30, as applicable, (i) all purchases of unencumbered equipment and machinery (other than Liens in favor of the Agent for the benefit of the Lenders) during such period, together with copies of all invoices and other documentation reasonably requested by Agent evidencing the net invoice cost of such purchase (excluding taxes, shipping, delivery, handling, installation, overhead and other so called "soft" costs) and (ii) the value of the machinery and equipment sold or retired by Borrowers during such period. Agent shall have at least five (5) days to review and approve the M&E Value Schedule and the value of the Borrowers' machinery and equipment set forth therein in its reasonable credit judgment (as approved, the "M&E Reset Value"). Upon Borrowers' delivery of the Borrowing Base Certificate immediately following Agent's approval of the M&E Value Schedule (each such date, a "Reset Date"), Agent shall permit Borrowers to request Advances against the M&E Reset Value and such M&E Reset Value shall be amortized by 1/60th of the M&E Reset Value (the "Amortization Amount") commencing with each March 1 or September 1, as applicable, following each Reset Date (each such date, the "Amortization Date"); provided, however, the first Amortization Date shall be August 1, 2006.

          (e) Section 7.3 of the Loan Agreement shall be deleted in its entirety, and replaced as follows:

               7.3 Guarantees. Become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (i) the endorsement of checks in the Ordinary Course of Business and (ii) guarantees executed by one or more Borrowers guaranteeing Indebtedness incurred by another Borrower so long as the incurrence of such Indebtedness is permitted by such Borrower hereunder.

          (f) Section 7.11 of the Loan Agreement shall be deleted in its entirety, and replaced as follows:

               7.11 Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $4,000,000 in any one fiscal year in the aggregate for all Borrowers.

          (g) Section 7.21 of the Loan Agreement shall be deleted in its entirety, and replaced as follows:

               7.21 Subordinated  Notes and  Industrial  Revenue  Bonds.  At any
     time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Subordinated Notes; provided that (A) if Borrowers' Unrestricted Undrawn Borrowing Base Availability plus cash and marketable securities on hand after giving effect to such payment is less than Fifteen Million Dollars ($15,000,000) and no Default or Event of Default exists or would exist after giving to any such payment, Borrowers may pay the regularly scheduled payments of interest due on the Subordinated Notes, (B) if Borrowers' Unrestricted Undrawn Borrowing Base Availability plus cash and marketable securities on hand after giving effect to such payment is equal to or in excess of Fifteen Million Dollars ($15,000,000), Borrowers may pay the regularly scheduled payments of interest due on the Subordinated Notes regardless of whether Borrowers are in compliance with the covenant set forth in Section 6.5(a) so long as no other Default or Event of Default exists or would exist after giving effect to such payment, and (C) Borrowers may repurchase or redeem up to a maximum aggregate amount of $2,000,000 of Subordinated Notes; provided that, (i) the purchase price for any Subordinated Notes repurchased or redeemed shall not exceed seventy five percent (75%) of par value and (ii) at the time of, and after giving effect to, such repurchase or redemption, Borrowers would be in compliance with the limitations set forth in Sections 7.21(A) or 7.21(B) above.

          2. Consent. Notwithstanding anything to the contrary contained in the Loan Agreement to the contrary, Agent and Lenders hereby consent to the acquisition by Signami of the assets as contemplated by the terms of the Asset Purchase Agreement (as defined below).

          3.   Reaffirmation. Each Borrower hereby:

               (a) reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a different date, in which case such representations and warranties shall be true and correct in all material respects on and as of such other specific date);

               (b) reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders; and

               (c) Except as modified by the terms hereof, all of the other terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

          4.   Representations and Warranties. Each Borrower hereby:

               (a) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

               (b) except as modified hereby, represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate or limited liability company action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation or by-laws, or certificate of formation or operating agreement, as applicable, or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

               (c) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

          5. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the following conditions precedent ("Effective Date") (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

                    (a) Agent shall have received this Amendment fully executed by Borrowers;

                    (b) Receipt by Agent of a non-refundable amendment fee in the amount of $25,000, which shall be fully earned as of the date of this Amendment;

                    (c) Agent shall have received fully executed copy of that certain Asset Purchase Agreement by and among CompuDyne, Signami, Signami, LLC, Bert Jones, Gary Kenworthy and Apple Oak Farms dated on or about July 14, 2006 (the "Asset Purchase Agreement");

                    (d) Replacements of, and supplements to, any exhibits, schedules or supplements to the Loan Agreement as necessary to reflect any change resulting from consummations of the transactions under the Asset Purchase Agreement; and

                    (e)  Agent  shall  have  received  such  other   agreements,
documents or information as requested by Agent in its sole discretion.

          6. Conditions Subsequent. Within ten (10) Business Days following consummation of the transaction contemplated under the Asset Purchase Agreement, the Borrowers shall have delivered to Agent the following, if applicable, (in form and substance acceptable in all aspects to Agent):

                    (a) Landlord waivers, in form and substance satisfactory to Agent for all premises occupied by or to be occupied by Signami, or where Collateral of Signami at any time is held;

                    (b) Certified copies of or original insurance policies of Signami along with a standard Lender's Loss Payee and Additional Insured Endorsement issued in favor of Agent;

                    (c) Uniform Commercial Code, judgment, and federal and state tax lien searches against Signami with the Secretary of State and local filing office of each state where New Borrower maintains its executive office, a place of business or assets, showing that the property of Signami is not subject to any Liens except for Liens permitted in the Loan Agreement, all at the expense of Borrowers;

                    (d) UCC financing statements and such other documents, instruments and writings required to be executed and/or delivered by Signami under any provision of the Loan Agreement, as amended hereby;

                    (e) A good standing certificate showing Signami to be in good standing in its state of incorporation or formation and in each other state or foreign country in which it is doing and presently intends to do business except any such jurisdiction for which such failure to be so qualified will not have a Material Adverse Effect or adversely effect Agent's and/or Lenders' right hereunder; and

                    (f) A collateral pledge agreement executed by CompuDyne Integrated pledging the ownership interests of Signami to Agent and Lenders.

          7. Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

          8. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

          9. Confirmation of Obligations. Borrowers' confirm and acknowledge that as of the close of business on July 3, 2006, the outstanding Obligations consist of (i) $0 of Revolving Advances, (ii) issued and outstanding Letters of Credit in the Maximum Undrawn Amount equal to $14,171,130.25 and (iii) all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Loan Documents.

          10.  Miscellaneous.

               (a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

               (b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

               (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

               (d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

               (e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                            COMPUDYNE CORPORATION



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC.



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            NORSHIELD CORPORATION



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            FIBER SENSYS, LLC



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

     [Signature Page 1 of 2 (First Amendment To Second Amended And Restated
                     Revolving Credit Security Agreement)]

                            CORRLOGIC, LLC



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            NORMENT SECURITY GROUP, INC.



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  --------------------------------------

                            XANALYS CORPORATION



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  --------------------------------------

                            SIGNAMI DCS, LLC


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  --------------------------------------



                            PNC BANK, NATIONAL ASSOCIATION,
                            as Lender and as Agent



                            By:
                               -------------------------------------------------
                               James P. Sierakowski, Vice President





     [Signature Page 2 of 2 (First Amendment To Second Amended And Restated
                     Revolving Credit Security Agreement)]